AMENDMENT TO OPTION #21

(Christopher David, Grant Date June 29, 2015)

Dated as of April 20, 2018

THIS AMENDMENT TO OPTION (the “Amendment”), dated as of the date first set forth above (the “Effective Date”) is entered into by and between Novo Integrated Sciences Inc., a Nevada corporation (the “Company”) and Christopher David (the “Holder” or “Optionee”). Each of the Company and Holder may be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, on June 29, 2015 the Company issued to Holder an option to purchase 1,500,000 shares of common stock of the Company at an exercise price of USD$0.16 (the “Option”, “Option #21”) which Option vested on the Grant Date and is currently set to expire on June 29, 2020 (the “Expiration Date”);

WHEREAS, the Parties now desire to amend the Option #21 Expiration Date, as set forth below; and

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1.	Amendment. The word and number “five (5)” in both Section 1(b) of the Option Agreement and in paragraph 2 of the Certificate of Option for Option #21 are hereby amended to read “eight (8)”. This Amendment changes the Expiration Date of Option #21 to June 29, 2023.

2.	Miscellaneous. This Amendment shall be deemed part of but shall take precedence over and supersede any provisions to the contrary contained in the Option. Except as specifically modified hereby, all of the provisions of the Option shall remain in full force and effect. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

[Signatures appear on following page]

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

Novo Integrated Sciences, Inc.

(SEAL)	By:	/s/ Pierre Dalcourt
	Name:	Pierre Dalcourt
	Title:	Board Chairman

	By:	/s/ Michael Gaynor
	Name:	Michael Gaynor
	Title:	Secretary and Director

Option #21 Optionee

	By:	/s/ Christopher David
	Name:	Christopher David, Individual

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